American Funds Portfolio SeriesSM Statement of Additional Information Supplement February 2, 2015 (for statement of additional information dated January 1, 2015)

The first paragraph under the heading “Trustee compensation” in the “Management of the series” section of the statement of additional information has been amended in its entirety to read as follows:

No compensation is paid by the series to any officer or trustee who is a director, officer or employee of the investment adviser or its affiliates. Except for the independent trustees listed in the “Board of trustees and officers — ‘Independent’ trustees” table under the “Management of the series” section in this statement of additional information, all other officers and trustees of the series are directors, officers or employees of the investment adviser or its affiliates. The boards of the series and other funds advised by the investment adviser typically meet either individually or jointly with the boards of one or more other such funds with substantially overlapping board membership (in each case referred to as a “board cluster”). The series typically pays each independent trustee an annual fee, which ranges from $3,231 to $6,462, based primarily on the total number of board clusters on which that independent trustee serves.

Keep this supplement with your statement of additional information.

Lit. No. MFGEBS-123-0115O CGD/10149-S46444